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                                                                    Exhibit 99.1

                           STANDBY PURCHASE AGREEMENT

     This is a STANDBY PURCHASE AGREEMENT (the "Agreement"), dated as of the date on the signature page between Penn Treaty American Corporation, a Pennsylvania corporation (the "Company"), and the purchaser named on the signature page (the "Standby Purchaser").

     WHEREAS, the company is implementing a rights offering (the "Rights Offering") pursuant to which the Company is distributing at no charge to holders of its common stock and its 6 1/4% convertible subordinated notes due 2003 on April 20, 2001 (the "Record Date") the right (each a "Right" and collectively the "Rights") to purchase shares of the Company's common stock (the "Common Stock") at $2.40 per share;

     WHEREAS, each Right will include a basic subscription privilege, pursuant to which each shareholder will have the right to purchase its pro rata portion of Common Stock (the "Basic Subscription Privilege") at the subscription price of $2.40 per share of Common Stock and an oversubscription privilege by which persons who exercise their Basic Subscription Privilege in full may subscribe to purchase share of Common Stock not purchased by other holders of Rights, subject to proration (the "Oversubscription Privilege"); and

     WHEREAS, in order to assure the success of the Rights Offering, Standby Purchaser is willing to, and hereby does, agree to serve as standby purchaser for a specified number of shares of Common Stock, to the extent available after exercise of the Basic Subscription Privilege and the Oversubscription Privilege by the holders of the Rights, and agrees to purchase a minimum number of shares of Common Stock, as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged the Company and Standby Purchaser, intending to be legally bound, do hereby agree as follows:

                   ARTICLE 1. PURCHASE AND DELIVERY OF SHARES

     1.1 Standby Purchaser and the Company hereby acknowledge and agree that the Company has entered into, or contemplates entering into, one or more additional standby purchase agreements ("Standby Purchase Agreements") with certain other parties (collectively with Standby Purchaser, the "Standby Purchasers") on terms substantially similar to this Agreement, except that they may provide for the purchase of a different Maximum Standby Purchase Commitment (as defined below).

     1.2 Subject to the terms, conditions and limitations of this Agreement and to the availability of shares of Common Stock after exercise of Rights in the Rights Offering, if any Standby Purchaser agrees to purchase from the Company, at the subscription price per share of $2.40 (the "Subscription Price"), up to the number of shares of Common Stock stated on the signature page of this Agreement, to the extent necessary to provide for full subscription for all shares of Common Stock offered by the Company in the Offering (the "Maximum Standby Purchase Commitment").

     1.3 In the event that the number of shares of Common Stock remaining and not subscribed for after the exercise of Rights in the Rights Offering is less than the aggregate Maximum Standby Purchase Commitments of Standby Purchasers, such remaining shares of Common Stock will be allocated pro rata among Standby Purchasers according to their respective Maximum Standby Purchase Commitments. Subject to the terms and conditions of this Agreement, Standby Purchaser agrees to

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purchase such number of shares of Common Stock as are allocated to Standby
Purchaser pursuant to this Agreement.

     1.4 The rights and obligations of Standby Purchaser and the Company under the Agreement are subject to any conditions described in the Registration Statement.

                            ARTICLE 2. THE CLOSING

     As soon as practicable following its determination of the number of shares of Common Stock subscribed for pursuant to the Rights Offering, the Company shall notify Standby Purchaser of the number of shares of Common Stock to be purchased by Standby Purchaser pursuant to Article 1. The shares of Common Stock shall be delivered, and payment for the shares of Common Stock tendered, in the manner contemplated by Article 3, simultaneously with the closing of the sale of shares of Common Stock pursuant to the Rights Offering. The place, date and time for delivery of payment and shares of Common Stock shall be as provided in the Prospectus Supplement dated April 25, 2001 (the "Closing Time", the date of the Closing Time being referred to as the "Closing Date" and the consummation of the transactions being referred to as the "Closing").

                         ARTICLE 3. DELIVERY OF SHARES

     At the Closing, the shares of Common Stock to be purchased by Standby Purchaser, registered in the name of Standby Purchaser or its nominee, as Standby Purchaser may specify to the Company in writing at least four (4) business days prior to the Closing Date, shall be delivered to Standby Purchaser, for Standby Purchaser's account within three (3) business days of Closing. At the Closing, Standby Purchaser shall deliver to the Company the Subscription Price for each share of Common Stock purchased pursuant hereto by wire transfer of immediately available funds to an account designated by the Company to Standby Purchaser in writing prior to the Closing Date.

                 ARTICLE 4. AGREEMENTS AND CONSENTS OF PURCHASER

     The Standby Purchaser agrees with the Company that:

     4.1 The Company may, in its sole discretion, decline to issue any of the shares of Common Stock to the Standby Purchaser if, in the reasonable opinion of the Company, Standby Purchaser is required to obtain prior clearance or approval of such transaction from any governmental authority and satisfactory evidence such approval or clearance has not been presented to the Company by the Closing Date.

     4.2 The Company may rely upon and disclose the terms of this Agreement. Standby Purchaser consents to disclosures concerning Standby Purchaser in the Prospectus Supplement and the Registration Statement, or in any amendment or supplement thereto, and in any related filing or disclosures of the Company.

                   ARTICLE 5. REPRESENTATION AND WARRANTIES

     5.1 The Company represents and warrants to Standby Purchaser that:

          (a) The Company has filed the Registration Statement with the Commission with respect to the shares of Common Stock and the Registration Statement has been declared effective by the Commission.

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          (b) The Company has been duly incorporated and is a validly existing corporation under the laws of the Commonwealth of Pennsylvania, with the corporate power and authority to perform its obligations under this Agreement.

          (c) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action of the Company. This Agreement, when duly executed and delivered by Standby Purchaser, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (d) The shares of Common Stock, when issued and delivered by the Company after payment therefor as contemplated hereby, will be validly issued, fully paid and nonassessable.

          (e) The execution and delivery of this Agreement, the consummation by the Company of the transactions contemplated hereby and the compliance by the Company with the terms of this Agreement do not violate the Articles of Incorporation or Bylaws of the Company, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound, except as would not have a material adverse effect on the financial condition of the Company, or any applicable statute or any order, judgment, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, the issuance of the shares of Common Stock, or the consummation by the Company of the other transactions contemplated by this Agreement, except such as may be required and have been obtained from the Pennsylvania Insurance Department and under the Securities Act of 1933, as amended. [Such consents, approvals, authorizations, registrations or qualifications as have been obtained under federal and state securities or "blue sky" laws; subject, for the purposes of this Section 5.1(e), to the satisfaction or fulfillment by the Company of any conditions precedent to the validity, grant or effectiveness of any such consents, approvals, authorizations, orders, registrations or qualifications.]

     5.2 Standby Purchaser represents and warrants to the Company that:

          (a) As of the date of this Agreement, Standby Purchaser beneficially owns the number of shares of Common Stock set forth on the signature page.

          (b) If an entity, Standby Purchaser is the type of entity described on the signature page, was duly formed and is validly existing and in good standing under the laws of its state of formation, with the power and authority to perform its obligations under this Agreement.

          (c) The execution, delivery and performance of this Agreement by Standby Purchaser and the consummation by Standby Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of Standby Purchaser. This Agreement, when duly executed and delivered by the Company, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability now or hereinafter in effect relating to or affecting creditors' rights and to general equity principles.



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          (d) Standby Purchaser is not insolvent and has sufficient cash funds on hand to purchase the shares of Common Stock on the terms and conditions contained in this Agreement and will have such funds on the Closing Date. Standby Purchaser has, simultaneous with or prior to the execution and delivery of this Agreement, provided the Company with evidence or substantiated that Standby Purchaser has the financial means to satisfy its financial obligations under this Agreement. The foregoing evidence and substantiation is a true and accurate representation of such means.

          (e) The execution and delivery of this Agreement, the consummation by Standby Purchaser of the transactions contemplated hereby and the compliance by Standby Purchaser, with the terms of hereof, do not violate the constituent documents of Standby Purchaser or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Standby Purchaser is a party or by which Standby Purchaser is bound, except as would not have a material adverse affect on the financial condition of Standby Purchaser or its right or ability to perform this Agreement, or any applicable law or any order, judgment, decree, rule or regulation of any court or governmental agency or body, having jurisdiction over Standby Purchaser or any of its properties or assets. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body, is required for the valid authorization, execution, and delivery by Standby Purchaser of this Agreement or the consummation by Standby Purchaser of the transactions contemplated by this Agreement.

          (f) Standby Purchaser has not entered into any contracts, arrangements, understandings or relationships (legal or otherwise) with any other person or persons with respect to the securities of the Company, including, but not limited to transfer or voting any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

                          ARTICLE 6. CLOSING CONDITIONS

     The respective obligations of Standby Purchaser and the Company to consummate the purchase and sale of the shares of Common Stock shall be subject, in the discretion of the Company or Standby Purchaser, as the case may be, to the condition that (i) all representations and warranties and other statements of the other party are, at and as of the Closing Time, true and correct in all material respects, (ii) the other party shall have performed all of its obligations hereunder theretofore to be performed in all material respects, and
(iii) no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission.

                             ARTICLE 7. TERMINATION

     7.1 This Agreement shall terminate upon mutual consent of the parties hereto. In addition, the Company may terminate this Agreement if it is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Standby Purchaser. Standby Purchaser may terminate this Agreement if it is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Company. Either of the parties may terminate this Agreement (i) if the transactions contemplated hereby are not consummated by July 31, 2001, unless such nonconsummation is a result of a breach of this Agreement by the party seeking to terminate; or (ii) in the event the Company is unable to obtain required federal or state approvals, if any, for the transactions contemplated hereby on conditions reasonably satisfactory to it despite its reasonable efforts to obtain such approvals.


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     7.2 The Company and Standby Purchaser hereby agree that any termination of this Agreement pursuant to Section 7.1 (other than, in either case, termination in the event of a breach of this Agreement by Standby Purchaser or Company or misrepresentation of any of the statements made herein by Standby Purchaser or the Company) shall be without liability to the Company or Standby Purchaser.

             ARTICLE 8. FUTURE ACQUISITION AND DISPOSITION OF SHARES

     Standby Purchaser agrees with the Company that during the period beginning on the date of this Agreement and continuing until the Closing Date, it will not offer, sell, contract to sell or otherwise dispose of, or bid for, purchase, contract to purchase or otherwise acquire, any shares of common stock of the Company, except pursuant to the terms of this Agreement and to any rights it is granted as a shareholder in the Rights Offering, without the prior written consent of the Company.

                               ARTICLE 9. NOTICES

     All communications hereunder will be in writing and, if to the Company, will be mailed, delivered or telecopied and confirmed to it, at the offices of the Company: Cameron B. Waite, Chief Financial Officer, Facsimile 610.965.0668, and if to Standby Purchaser, will be mailed, delivered or telecopied and confirmed to it at the address on the signature page.

                           ARTICLE 10. BINDING EFFECT

     This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No party may assign any of its rights or obligations hereunder to any other person or entity without the prior written consent of the other party.

                            ARTICLE 11. GOVERNING LAW

     This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania (excluding principles of conflicts of laws) in effect at the time of the execution hereof.

                      ARTICLE 12. EXECUTION IN COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which counterparts when so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

                          ARTICLE 13. ENTIRE AGREEMENT

     This Agreement represents the entire understanding of the parties with respect to the matters addressed in this Agreement and supersedes all prior written and oral understanding concerning the subject matter of this Agreement.


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                                 SIGNATURE PAGE

     Standby Purchaser and the Company have executed this Agreement as of the day and year first above written.

                          STANDBY PURCHASER INFORMATION

                              (must be completed)


1. Name of Standby Purchaser _______________________________________

2. Standby Purchaser's Address: _____________________________________

                                _____________________________________

                     Facsimile number_______________________

3. [Number of shares of Common Stock beneficially owned by Standby Purchaser as of the date of this Agreement (See section 5.2(a))]

                                          Shares___________________

4. [Maximum Standby Purchase Commitment]
   (See section 1.2)                      Shares___________________

5. If Standby Purchaser is an entity, specify type of entity and state of formation


                                                     ------------------------
                                                     [entity type]


                                                     ------------------------
                                                     [state of formation]


"Standby Purchaser"


----------------------------


By:__________________________

Name:

Title:

Date:  _______________ , 2001


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